UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2021

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Commitment Note Amendment

Effective as of July 27, 2021, RespireRx Pharmaceuticals Inc. (the “Company”) and White Lion Capital, LLC (“White Lion”) entered into an amendment (the “Note Amendment”) to that certain 8% Fixed Promissory Note, dated as of July 28, 2020, as amended on September 30, 2020 (as amended, the “Commitment Note”), issued by the Company for the benefit of White Lion. The Note Amendment changes the maturity date of the Commitment Note from July 28, 2021 to December 1, 2021, and in consideration therefor, increases the total principal amount from $40,000 to $45,000 and the currently outstanding principal amount from $15,000 to $20,000.

The foregoing description of the Note Amendment does not purport to be complete and is qualified in its entirety by reference to the Note Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amendment of the Amended and Restated 2015 Stock and Stock Option Plan

On July 29, 2021, the Board of Directors of the Company approved the adoption of the Sixth Amendment (the “Sixth Amendment”) of the Amended and Restated RespireRx Pharmaceuticals Inc. 2015 Stock and Stock Option Plan (the “2015 Plan”). The Sixth Amendment increases the number of shares issuable under the 2015 Plan by 7,000,000, from 15,898,526 to 22,898,526. Other than the change in the number of shares available under the 2015 Plan, no other changes were made to the 2015 Plan by the Sixth Amendment.

The 2015 Plan provides for the issuance of shares of the Company’s common stock, in the form of stock grants and options to directors, officers, employees, consultants and other service providers of the Company. The Company has not submitted, and currently does not intend to submit, the 2015 Plan for stockholder approval. Accordingly, the 2015 Plan does not contemplate the issuance of Incentive Stock Options. The foregoing description of the 2015 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2015 Plan, as amended. Prior to the approval of any amendments to the 2015 Plan, a copy of the 2015 Plan was filed by the Company on April 6, 2016, as Exhibit 10.1 to a Current Report on Form 8-K and is incorporated herein by reference. A copy of the First Amendment of the 2015 Plan was filed by the Company on January 23, 2017, as Exhibit 10.1 to a Current Report on Form 8-K and is incorporated herein by reference. A copy of the Second Amendment of the 2015 Plan was filed by the Company on December 14, 2017, as Exhibit 10.3 to a Current Report on Form 8-K and is incorporated herein by reference. A copy of the Third Amendment of the 2015 Plan was filed by the Company on January 4, 2019, as Exhibit 99.4 to a Current Report on Form 8-K and is incorporated herein by reference. A copy of the Fourth Amendment of the 2015 Plan was filed by the Company on May 6, 2020, as Exhibit 99.7 to a Current Report on Form 8-K and is incorporated herein by reference. A copy of the Fifth Amendment of the 2015 Plan was filed by the Company on August 3, 2020, as Exhibit 99.14 to a Current Report on Form 8-K and is incorporated herein by reference. A copy of the Sixth Amendment is attached as Exhibit 99.8 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1*	Amendment No. 2 to 8% Fixed Promissory Note, dated July 27, 2021.
99.2	Amended and Restated RespireRx Pharmaceuticals Inc. 2015 Stock and Stock Option Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (file no. 001-16467) filed on April 6, 2016).
99.3	First Amendment of the Amended and Restated RespireRx Pharmaceuticals, Inc. 2015 Stock and Stock Option Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (file no. 001-16467) filed on January 23, 2017).
99.4	Second Amendment of the Amended and Restated RespireRx Pharmaceuticals Inc. 2015 Stock and Stock Option Plan (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (file no. 001-16467) filed on December 14, 2017).
99.5	Third Amendment of the Amended and Restated RespireRx Pharmaceuticals Inc. 2015 Stock and Stock Option Plan (incorporated by reference to Exhibit 99.4 of the Company’s Current Report on Form 8-K (file no. 001-16467) filed on January 4, 2019).
99.6	Fourth Amendment of Amended and Restated RespireRx Pharmaceuticals Inc. 2015 Stock and Stock Option Plan (incorporated by reference to Exhibit 99.7 of the Company’s Current Report on Form 8-K (file no. 001-16467) filed on May 6, 2020).
99.7	Fifth Amendment of Amended and Restated RespireRx Pharmaceuticals Inc. 2015 Stock and Stock Option Plan (incorporated by reference to Exhibit 99.14 of the Company’s Current Report on Form 8-K (file no. 001-16467) filed on August 3, 2020).
99.8*	Sixth Amendment of Amended and Restated RespireRx Pharmaceuticals Inc. 2015 Stock and Stock Option Plan.

* Filed herewith

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2021	RESPIRERX PHARMACEUTICALS INC.
(Registrant)

	By:	/s/ Jeff E. Margolis
Jeff E. Margolis
SVP, CFO, Secretary and Treasurer